UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Limited

(Exact name of registrant as specified in charter)

11 Summer Street – 4th Floor
Buffalo, New York	14209

(Address of Principal executive offices)	(Zip code)

JPMorgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245

(Name and address of agent for service)

Registrant’s telephone number, including area code:	716 -883-2428

Date of fiscal year end:	November 30, 2009

Date of reporting period:	May 31, 2009

Item 1.	Reports to Stockholders.

CHAIRMAN’S LETTER (Unaudited)

Dear Shareholders

          Our Annual General Meeting in February of this year marked the culmination of an era for your Company when four directors – representing between them some 85 years experience in the annals of ASA – retired from the Board. On your behalf I should like to most sincerely thank Robert Irwin (with 22 years’ service), Harry Conger (25), James Inglis (11) and Michael Rosholt (27) for their valued input throughout this time and wish them all health and happiness in retirement.

          I am honored to be taking on the Chairmanship of the Board for ASA, being only the fifth such chair in the 51-year history of your Company. I would like to emphasize that it is the intention of each of your Board members that the prosperity of ASA be continued by seriously taking the responsibility of maximizing value to all shareholders. With the retirement of Robert Irwin, the executive positions previously held by him have been filled internally. David Christensen has been appointed President and Chief Executive Officer and continues as Portfolio Manager. Larry Nardolillo is now Chief Financial Officer and Treasurer, whilst Paul Wustrack continues to hold the position of Chief Compliance Officer as his primary responsibility.

The First Half 2008/2009

          This report covers the first half of ASA’s fiscal year – that is, from December 1, 2008 to May 31, 2009 – otherwise referred to as the “Period”. I am pleased to report that during this Period, the total return, including the reinvestment of dividends, based on net asset value (“NAV”) per share increased 70.2% as against a 50.9% increase in the Financial Times Global Gold Mines Index. A comprehensive Portfolio Manager’s Report from David Christensen follows this letter and outlines not only the performance of ASA over the Period but also looks at the supply and demand situation of precious metals and the short-term outlook.

Dividend Income

          The trend in the level of income from dividends to your Company has been declining, given the diversification of the portfolio away from the higher-yielding South African gold stocks, rising operating expenses of mining companies, the negative effects of the global recession and the Company’s reduced asset base as a result of the tender offer in July 2008. As the Portfolio Manager’s Report details, this Period marks the first time that positive income has not accrued to the Company. This deteriorating trend in dividend income is likely to continue and so, let me remind shareholders that the opportunity of paying dividends out of current net investment income is diminishing.

The Way Forward

          Earlier in the year your Board carried out a review of ASA’s activities in order to identify those areas to which relative resources should focus in the short to medium term.

          A residue of your Company’s South African history is the Retirement Plan that has been available to directors after 12 years of qualifying service. Your new directors regard this to be a possible conflict of interest, given the modern age of best practice. Thus, those new directors elected in 2008 have unanimously agreed to waive their interest in the Plan.

          Likewise, to simplify the methodology of calculating directors’ remuneration, a new pay scale has been introduced whilst the size of the Board has been reduced.

          Your Board deems discount management as being of extreme importance to a closed-end fund to ensure that the stock price is correlated as closely as possible with the NAV. Whilst your Board recognizes that there is no complete, single solution to discount management, steps have been put in place that we hope will assist in this endeavor. As you may have read, your Company has announced that it will commence a tender offer in the 4th quarter of its 2009 fiscal year for 10% of its outstanding shares at a purchase price equal to 98% of net asset value on the date the tender offer expires.

          Our Portfolio Manager, David Christensen, is aware of your Board’s emphasis on investment performance. Whilst your Company operates under certain restrictions imposed by the Exemptive Order, your Board considers that the Financial Times Gold Mines Index probably represents the benchmark closest to ASA’s investment objectives and, therefore, will be quoted in evaluating ASA’s performance going forward. Further, your Board is endeavoring to eliminate at least some of the restrictions of this Exemptive Order.

          ASA is presently a single product entity and your Board is reviewing the opportunities of the possibility of broadening this base.

          Finally, under the broad categories of our strategy, comes shareholder communications. Your Board continues to develop an integrated communications package, and as a result the Company’s web site (www.asaltd.com) has recently been renewed, meetings with known shareholders have been initiated, and half-yearly dial-in conference calls will be initiated to reach those shareholders to whom direct access is not possible due to holdings being in nominee names.

          We look forward to providing you further, updated information on these various topics in our year-end report. Meanwhile, may I thank all shareholders for their support in this Period and urge you to feel free to make contact with us at any time, should you so wish.

Yours very sincerely

Julian Reid
Chairman of the Board
July 16, 2009

A Precious Minerals Fund

Portfolio Manager’s Report (Unaudited)

          Gold and gold mining shares have performed remarkably well during the last six months, despite the turmoil surrounding the financial markets. In doing so, this sector has demonstrated its ability to act as a form of portfolio insurance during trying times. ASA’s portfolio has responded favorably to the performance in the precious metals sector during the first six months of this fiscal year. At May 31, 2009, the net asset value (“NAV”) of the Company was $76.74 per share, representing a total return, including the reinvestment of dividends, of 70.2% from $47.37 per share on November 30, 2008. On May 31, 2009, the closing price of the Company’s shares on the New York Stock Exchange was $68.96, representing a discount of 10.1% to NAV. The share price of closed-end funds like ASA is determined by trading activity in the open market and consequently may reflect a premium to (higher than) or discount from (lower than) its underlying NAV. During the last twelve months, the discount at which the Company’s shares traded has fluctuated from a low of 5.0% to a high of 17.7% as measured as of the close of regular trading on the New York Stock Exchange on Friday of each week. The broad range appears to be primarily related to the dramatic increase in market volatility due to economic events at the end of 2008 and early 2009.

          Since the end of November 2008, ASA’s total return of 70.2% compares favorably to the return of 50.9% for the Financial Times Global Gold Mines Index (“FTGMI”), an outperformance of 1,928 basis points during the last six months. ASA’s portfolio is not designed to track the performance of the FTGMI, as it includes significant positions in several companies that are not included in the FTGMI. Likewise, the FTGMI includes some securities that are not held in ASA’s portfolio. Also, the FTGMI does not include reinvested dividends. As such, the relative performance variation relative to the FTGMI may be more pronounced than it would be for a comparable index fund. However, in the view of the Board of Directors, the FTMGI is the most appropriate market index for measuring ASA’s relative performance. Chart 1 contains a six month chart illustrating the relative performance of ASA to the FTGMI. Over a one-year period ended May 2009, ASA’s total return based on NAV was -9.6% versus a return of 0.4% for the FTGMI for an underperformance of 969 basis points. During the last year, ASA’s NAV underperformed the FTGMI as the Company’s investments in the platinum sector negatively affected total returns due to the global economic slowdown in all sectors associated with the automotive industry.

Chart 1: ASA Relative to the Financial Times Global Gold
Mines Index — (Fiscal Year to date)

Note: ASA’s NAV includes reinvested dividends.

          For the six months ended May 31, 2009, the Company had a net investment loss of $0.04 per share compared to net investment income of $0.16 per share for the six months ended May 31, 2008. The Board of Directors declared dividends of $1.80 per share during the last twelve months, with the most recent dividend of $0.10 per share paid on May 29, 2009 to shareholders of record on May 22, 2009. Dividend income earned by the Company declined during the last year due to the effects of the global economic slowdown and lower platinum and base metal prices, combined with a decrease in assets under management. The Company does not anticipate generating positive net investment income during 2009 as a result of these trends. Therefore, the most recent dividend represents a distribution of undistributed net investment income from prior years.

Chart 2: ASA Relative to the Financial Times Global Gold
Mines Index — (3 Year)

Note: ASA’s NAV includes reinvested dividends.

Market Update:

          Gold prices thrive in an environment of economic uncertainty and the last six months have certainly provided more than enough fuel to motivate investors to consider gold as an investment. In order to provide a stimulus to the global economy, many governments have injected enormous quantities of liquidity into the global market in an effort to shore up financial institutions and primary industries. Many economists believe this may lead to further inflation and the possibility of further weakness in the U.S. dollar, both of which have historically been supportive of higher gold prices.

          Demand — Gold demand measured in tonnage rose by 38% during the first quarter of 2009 compared to the same period a year ago, despite a weakness in demand for gold jewelry. This increase has been driven by investor interest in gold, gold bars, coins, and exchange traded funds (ETFs), which has surged during the last six months as fears over the state of the global financial markets have prompted investors to seek the perceived safety of gold. Gold mining shares have generally followed the trends of the gold price during this same period, although with significantly higher volatility, as these companies are not immune to the dramatic price volatility surrounding the world’s equity and bond markets.

          According to the World Gold Council, identifiable investment demand increased 248% to nearly 600 tonnes during the first quarter of 2009, versus only 171.3 tonnes during the first quarter of 2008. The surge in investment demand is clearly indicated in Chart 3 below. While the gold ETFs garnered the largest portion of this increase in demand, coin dealers are reporting a shortage of official gold coins and small bars as a result of high demand from investors.

          The increase in investment demand for gold has been an important factor in stabilizing the gold price because jewelry demand, traditionally the largest component of global demand for gold, has fallen sharply. The global recession has left most consumers wary of spending on discretionary purchases. India has been a key factor in the demand for gold jewelry for many years. However, as a result of weakness in the local foreign exchange rate, India has seen a dramatic increase in local gold prices that has negatively affected jewelry demand in the region. Overall, global jewelry demand is estimated to have declined by 24% during the first quarter of this calendar year relative to the first quarter of 2008. During 2008, total demand for gold jewelry, measured in tonnes, is estimated to have declined by 9% from 2007.

Chart 3: Global ETF Gold Bullion holdings

Source: ASA

          Supply — The supply of gold to the market from the world’s mining industry has been declining for several years due to the increasing age of many operations, lower ore grades, and rising production costs. On an annual basis, newly-mined supply provides approximately 62% of the gold to the market each year, with the remainder coming from the recovery of recycled electronics and jewelry. During the past year, the most significant decline in global gold production occurred in South Africa, where gold production registered a 13.6% decline to 233.3 metric tonnes from 269.9 tonnes during 2007. Globally, gold production declined by 2.5% during 2008 to 2,416 metric tonnes from 2,478 tonnes during 2007. We anticipate the trend of declining global gold production will continue for the next several years due to the difficulty of finding, permitting and developing new gold mining projects. The slow decay in gold production has changed the allocation of ASA’s investments over the last several years as the Company seeks to invest in higher growth opportunities, most of these outside of South Africa. On the positive side, the decrease in newly-mined supply has assisted in providing support for rising gold prices during the last several years.

          The supply of gold available to the market from scrap recycling (electronics and older jewelry) has been increasing sharply as a result of the global economic crisis and higher gold prices. Gold Fields Mineral Service estimates that available scrap increased to 558 tonnes of gold during the first quarter of 2009 versus just 359 tonnes during the first quarter of 2008, an increase of 55%. This has been an important factor in limiting the upside in the gold price over the last six months.

          Outlook — Many economists are anticipating that the period of the strengthening U.S. dollar witnessed during 2008 has come to an end, and that the outlook for 2009 is one of a weaker dollar. Traditionally, the gold price has moved counter to the movement of the U.S. dollar and has risen when the value of the dollar was depreciating. As global investors have begun to shun the dollar or simply diversify their investments to other currencies, gold has naturally taken on some of the safe-haven appeal that these investors traditionally sought from the dollar. Most recently, this trend has been evident as the U.S. dollar has declined to a twelve-month low against a basket of global currencies. In recent months, some investors have speculated that gold has effectively become a third reserve currency, after the U.S. dollar and the Euro. As fears over the safety of the U.S. dollar rise, so does the gold price. Should the present economic and supply/demand fundamentals continue as they have recently, the outlook for the gold price should continue to remain favorable.

Chart 4: ASA Portfolio Asset Allocation

Source: ASA

Portfolio Changes:

          At the end of May 2009, approximately 82% of the Company’s total net assets was invested in gold mining and development companies versus 79% at the end of November 2008. Since our fiscal year end last November, the Company has increased its weighting to U.S. companies, largely through the addition of a new investment in Royal Gold Inc., a U.S.-based gold royalty company. Royal Gold owns and manages royalties from precious metals mines, most of which contain gold and silver deposits. A royalty company is an opportunity to capture value in the precious metals sector without incurring many of the risks associated with mine operations such as capital costs, operating costs, and environmental liabilities. Royal Gold has been one of the most successful companies in this sector.

          ASA has also acquired a significant position in NovaGold Resources, a Canadian gold development company that holds a 50% position in the Donlin Creek project in Alaska. Donlin Creek is one of the largest undeveloped gold projects in the world, containing an estimated 29.3 million ounces of proven and probable gold reserves. NovaGold also maintains an ownership interest in the Galore Creek and Rock Creek projects. ASA has also increased its holdings in Kinross Gold Inc., as we believed these shares were inexpensive relative to other North American gold producers. These investments were funded through the sale of a small portion of our holdings in Anglo American plc and Randgold Resources, and the utilization of some of the Company’s cash position. So far, these new positions have been strong performers contributing to the Company’s total return.

          These portfolio changes are reflected in the allocation of the Company’s assets with a slight reduction in our holdings of Other Mining Companies from 6.3% of total net assets at November 30, 2008 to 4% of total net assets at the end of May 2009, largely representing the reduced position in Anglo American plc. The Company’s holdings of Canadian gold mining companies have increased from 29.2% of total net assets at November 30, 2008 to 32% at the end of May 2009, reflecting the strong performance of the Canadian gold sector and the increased allocation of assets to this sector with the purchase of NovaGold Resources and additions to our holdings in Kinross Gold.

Top 5 Holdings	Value	Percent

Randgold Resources Limited - ADRs	$71,185,257	12.9%
Newcrest Mining Limited - ADRs	$49,243,937	8.9%
Goldcorp Inc.	$47,676,000	8.6%
Compania de Minas Buenaventura S.A.A. — ADRs	$41,333,470	7.5%
AngloGold Ashanti Limited	$39,925,402	7.2%

          With more than a half-century of experience, ASA continues to provide its shareholders with an investment vehicle concentrated in precious metals and minerals worldwide. Our investment strategy is to achieve the highest possible return for shareholders while being mindful of the qualitative factors we believe make a gold mining company successful over the long term. We will continue to adjust our portfolio as we evaluate the companies we invest in and analyze the markets in an ongoing effort to identify future price movements and opportunities.

          Copies of financial reports of the Company, as well as its latest net asset value may be requested from LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932, (973) 377-3535 or (800)-432-3378, or may be found on the Company’s web site (www.asaltd.com). We encourage shareholders to visit the web site for other important information about the Company, including press releases, historical NAV and share prices and tax related information. I would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 20 of this report for information.

David J. Christensen
President and CEO
July 16, 2009

Forward-looking statements

          This report contains “forward-looking statements” within the meaning of U.S. federal securities laws and are intended to be covered by the safe harbors created thereby. By their nature all forward-looking statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of management’s plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company’s portfolio, the conditions in the United States, South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in applicable tax laws.

Schedule of investments
(Unaudited)

May 31, 2009

Name of Company	Shares / Principal Amount	Fair Value	Percent of Net Assets

Common Shares & Warrants

Gold investments Gold mining companies
Australia
Newcrest Mining Limited – ADRs	1,865,000	$49,243,937	8.9%

Canada
Agnico-Eagle Mines Limited	600,000	37,116,000	6.7
Barrick Gold Corporation	1,025,000	39,032,000	7.1
Goldcorp Inc.	1,200,000	47,676,000	8.6
Kinross Gold Corporation	1,125,000	22,747,500	4.1
NovaGold Resources Inc., (1)(2)	2,307,691	11,838,455	2.2
NovaGold Resources Inc., $1.50 Warrants, 01/21/13, (1)(2)	2,307,691	8,861,533	1.6

		167,271,488	30.3

Channel Islands
Randgold Resources Limited – ADRs	1,019,700	71,185,257	12.9

Latin America
Compania de Minas Buenaventura S.A.A. – ADRs	1,459,000	41,333,470	7.5

South Africa
AngloGold Ashanti Limited	943,194	39,925,402	7.2
Gold Fields Limited	2,429,577	32,993,656	6.0
Harmony Gold Mining Company Limited – ADRs (1)	503,100	6,087,510	1.1

		79,006,568	14.3

United States
Newmont Mining Corporation	420,368	20,543,384	3.7
Royal Gold Inc.	150,000	6,985,500	1.3

		27,528,884	5.0

Total gold mining companies (Cost $157,948,593)		435,569,604	78.9

Exchange traded fund – gold
United States
SPDR Gold Trust (1) (Cost $5,002,500)	75,000	7,215,750	1.3

Total gold investments (Cost $162,951,093)		442,785,354	80.2

Platinum investments Platinum mining companies
South Africa
Anglo Platinum Limited	470,100	32,856,369	5.9
Impala Platinum Holdings Limited	1,497,400	36,404,636	6.6

		69,261,005	12.5

United Kingdom
Lonmin PLC – ADRs	289,700	6,697,253	1.2

Total platinum investments (Cost $12,006,287)		75,958,258	13.7

Investments in other mining companies
United Kingdom
Anglo American plc (Cost $3,790,736)	764,800	22,001,654	4.0

Total common shares (Cost $178,748,116)		540,745,266	97.9

Schedule of investments
(Unaudited) (continued)

May 31, 2009

Name of Company	Shares / Principal Amount	Fair Value	Percent of Net Assets

Convertible Securities Gold mining companies
Canada
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015 (Cost $15,000,000)	$15,000,000	$9,449,400	1.7%

Total investments (Cost $193,748,116) (3)		550,194,666	99.6
Cash, receivables, and other assets less liabilities		2,320,033	0.4

Net assets		$552,514,699	100.0%

(1) Non-income producing security

(2) Restricted security - (total value of $20,699,988, representing 3.8% of net assets.)

(3) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2009 were $364,580,385 and $8,133,835 respectively, resulting in net unrealized appreciation on investments of $356,446,550.

ADR - American Depository Receipt

The notes to the financial statements form an integral part of these statements.

Portfolio statistics (Unaudited)
May 31, 2009

Geographic breakdown*
Canada	32.0%
South Africa	26.8%
Channel Islands	12.9%
Australia	8.9%
Latin America	7.5%
United States	6.3%
United Kingdom	5.2%

* Geographic breakdowns, which are based on country domiciles, are expressed as a percentage of total net assets.

Statement of assets and liabilities
(Unaudited)

Assets	May 31, 2009

Investments, at fair value (cost – $193,748,116)	$550,194,666

Cash	2,856,161

Interest receivable	68,750

Dividends receivable	415,941

Other assets	79,145

Total assets	553,614,663

Liabilities

Accounts payable and accrued liabilities	262,943
Liability for retirement benefits due to future and current retired directors	837,021

Total liabilities	1,099,964

Net assets	552,514,699

Common shares $1 par value
Authorized: 30,000,000 shares
Issued & Outstanding: 7,200,000 shares	$7,200,000
Share premium (capital surplus)	15,936,867
Undistributed net investment income	27,063,078
Undistributed net realized gain from investments	248,998,954
Undistributed net realized (loss) from foreign currency transactions	(103,130,750)
Net unrealized appreciation on investments	356,446,550

Net assets	$552,514,699

Net assets per share (Based on outstanding shares of 7,200,000)	$76.74

The closing price of the Company’s shares on the New York Stock Exchange was $68.96 and $82.41 on May 31, 2009 and 2008, respectively.

The notes to the financial statements form an integral part of these statements.

Statement of operations
(Unaudited)

Six months ended May 31, 2009

Investment income
Dividend income (net of foreign withholding taxes of $143,142)	$1,127,658
Interest income	412,598

Total investment income	1,540,256

Expenses
Shareholder reports and proxy expenses	98,673
Directors’ fees and expenses	176,238
Salaries and benefits	484,268
Other administrative expenses	307,500
Fund accounting	69,890
Transfer agent, registrar and custodian	65,624
Professional fees and expenses	479,979
Insurance	91,807
Other	290,303

Total expenses	2,064,282
Less - reduction in retirement benefits due to directors - Note 3	(268,208)

Net expenses	1,796,074

Net investment income (loss)	(255,818)

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	11,984,680
Cost of securities sold	7,056,706

Net realized gain from investments	4,927,974

Net realized gain (loss) from foreign currency transactions
Investments	(871,223)
Foreign currency	9,904

Net realized (loss) from foreign currency transactions	(861,319)

Net increase in unrealized appreciation on investments
Balance, beginning of period	148,117,357
Balance, end of period	356,446,550

Net increase in unrealized appreciation on investments	208,329,193

Net unrealized gain on translation of assets and liabilities in foreign currency	—

Net realized and unrealized gain (loss) from investments and foreign currency transactions	212,395,848

Net increase in net assets resulting from operations	$212,140,030

The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

	Six months ended May 31, 2009 (Unaudited)	Year ended November 30, 2008

Net investment income (loss)	$(255,818)	$5,524,498
Net realized gain from investments	4,927,974	158,480,155
Net realized (loss) from foreign currency transactions	(861,319)	(9,684,709)
Net increase (decrease) in unrealized appreciation on investments	208,329,193	(419,736,641)

Net increase (decrease) in net assets resulting from operations	212,140,030	(265,416,697)
Dividends payable/paid
From net investment income	(720,000)	(5,524,498)
From net realized gain from investments	—	(9,595,502)

Adjustment — tender offer

From common shares $1 par value	—	(2,400,000)
From share premium (capital surplus)	—	(5,312,289)
From undistributed net investment income	—	(26,851,295)
From undistributed net realized gain on investments	—	(157,594,782)

Net increase in net assets	211,420,030	(472,695,063)
Net assets, beginning of period	341,094,669	813,789,732

Net assets, end of period (including undistributed net investment income of $27,063,078 and $28,038,896, respectively)	$552,514,699	$341,094,669

The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Six months ended May 31, 2009
(Unaudited)

1. Summary of significant accounting policies ASA Limited (the “Company”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

The net asset value of the Company is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the date for which the valuation is being made (“Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and fair value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

At May 31, 2009, the Company held investments in restricted securities valued in accordance with procedures approved by the Company’s Board of Directors as reflecting fair value, as follows:

Shares/Warrants	Issuer	Acquisition Date	Cost	Value
2,307,691	NovaGold Resources Inc.	1/21/2009	$2,053,847	$11,838,455
2,307,691	NovaGold Resources Inc., $1.50 Warrants, 01/21/13	1/21/2009	$946,153	$8,861,533

The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment of liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Company’s investments at market value:

Valuation Inputs	Investments in Securities (Fair Value)
Level 1 — Quoted Prices	$369,183,376
Level 2 — Other Significant Observable Inputs	$181,011,290

Total	$550,194,666

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported at 5:00 PM New York time on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

D. Securities Transactions and Investment Income

During the six months ended May 31, 2009, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $11,984,680 and $15,762,448, respectively. Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

F. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars.

2. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

3. Retirement plans The Company had an unfunded non-qualified pension agreement with its former Chairman, President and Treasurer, Robert J. A. Irwin, pursuant to which the Company credited amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents were credited at an annual rate of 5%.

On January 2, 2009 an amount equal to the balance in the pension benefit account at December 31, 2008 of $770,055 was paid in a lump sum to Mr. Irwin whose service with the Company terminated upon his retirement, and the agreement was terminated.

The Company has recorded a liability for retirement benefits due to future and current retired directors. The liability for these benefits at May 31, 2009 was $837,021. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement.

During the six months ended May 31, 2009 the Company recorded a reduction of $268,208 to the liability for retirement benefits due to future and current retired directors. This adjustment related to a unanimous agreement by those new directors elected in 2008 to waive their interest in the plan benefits.

4. Concentration risk It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risks as well as risks related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

6. Contingencies In connection with the Company’s 2008 Annual General Meeting of Shareholders, a group of shareholders managed or advised by Laxey Partners Limited (“Laxey”) filed with the Securities and Exchange Commission a proxy statement in which Laxey nominated Andrew Pegge (Chief Executive Officer and, through a family trust, a 50% owner of Laxey), Phillip Goldstein, and Julian Reid for election to the Company’s board of directors to replace three of the nominees of the board of directors. Laxey’s proxy statement also included a proposal to recommend that the board of directors undertake a series of tender offers to address the discount from net asset value at which the Company’s shares have been trading. In its proxy statement, Laxey indicated that it intended to bear the costs of its proxy solicitation, which it estimated would be approximately $800,000. In its proxy statement, Laxey also indicated that it did not then intend to seek reimbursement of the costs of its proxy solicitation from the Company, but that it may decide to do so in the future. At the Company’s 2008 Annual General Meeting of Shareholders held on April 8, 2008, shareholder ultimately elected Andrew Pegge, Phillip Goldstein, and Julian Reid to serve as directors of the Company, but did not approve Laxey’s tender offer proposal. Laxey paid the costs of its proxy solicitation, but now Laxey is seeking reimbursement of its costs from the Company. Laxey has informed the Company that the actual costs of Laxey’s proxy solicitation were approximately $985,000. The Company’s Board is reviewing Laxey’s request for reimbursement, but has yet to make a determination. Accordingly, the amount, if any, that the Company may reimburse Laxey is uncertain.

7. Subsequent event

On June 29, 2009, the Company announced that it will commence a tender offer in the fourth quarter of its 2009 fiscal year to purchase up to 10% of its outstanding common shares at a purchase price equal to 98% of net asset value on the date the tender offer expires.

Financial highlights

	(Unaudited) Six months ended	Year ended November 30

	May 31, 2009	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$47.37	$84.77	$74.19	$55.93	$49.95	$51.54

Net investment income (loss)	(.04)	.63	1.11	.76	.10	.22
Net realized gain from investments	.68	18.01	10.89	1.31	3.44	.73
Net realized gain (loss) from foreign currency transactions	(.11)	(1.10)	(1.86)	.04	(2.19)	(.68)
Net increase (decrease) in unrealized appreciation on investments	28.94	(47.70)	2.74	17.05	5.58	(1.34)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	(.05)	.03

Net increase (decrease) in net assets resulting from operations	29.47	(30.16)	12.88	19.16	6.88	(1.04)
Dividends
From net investment income	(.10)	(.63)	(1.11)	(.76)	(.20)	(.55)
From net realized gain from investments	—	(1.37)	(1.19)	(.14)	(.70)	—
Capital share transaction
Effect of tender offer		(5.24)

Net asset value, end of period	$76.74	$47.37	$84.77	$74.19	$55.93	$49.95

Market value per share, end of period	$68.96	$42.25	$73.25	$64.21	$49.65	$44.82

Total Investment Return(1)
Based on market value per share	71.50%	(42.12%)	19.02%	31.54%	11.40%	(3.67%)

Ratios to Average Net Assets(2)
Total expenses	.98%	.86%	.53%	.63%	1.15%	1.03%
Net expenses	.86%	.86%	.53%	.63%	1.15%	1.03%
Net investment income (loss)	(.12%)	.80%	1.44%	1.09%	.21%	.46%

Supplemental Data
Net assets, end of period (000 omitted)	$552,515	$341,095	$813,790	$712,267	$536,929	$479,533
Portfolio turnover rate	2.88%	21.33%	12.07%	4.66%	7.31%	1.63%

Per share calculations are based on the 9,600,000 shares outstanding through November 30, 2007, a weighted average of 8,800,000 shares outstanding for the year ended November 30, 2008 and 7,200,000 shares outstanding for the six months ended May 31, 2009.

(1)

Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each period/year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2)	Annualized for the six months ended May 31, 2009.

Supplementary information
(Unaudited)

Six months ended May 31, 2009

Certain fees incurred by the Company

Directors’ fees	$112,000
Officers’ remuneration	484,268

The notes to the financial statements form an integral part of these statements.

Report of independent registered public accounting firm

To the Shareholders and the Board of
Directors of ASA Limited:

          We have reviewed the accompanying statement of assets and liabilities of ASA Limited (the “Company”), including the schedule of investments, as of May 31, 2009, and the related statements of operations, changes in net assets, supplementary information and financial highlights for the six-month period ended May 31, 2009. These financial statements, financial highlights and supplementary information are the responsibility of the Company’s management.

          We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statements of changes in net assets for the year ended November 30, 2008 and financial highlights for each of the five years in the period ended November 30, 2008 and in our report, dated January 13, 2009, we expressed an unqualified opinion on those financial statements and financial highlights.

July 16, 2009	Ernst & Young LLP
New York, N.Y.

Certain tax information for
U.S. shareholders (Unaudited) (1)

          The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

          Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to his Company shares, (2) for taxable years of a U.S. shareholder beginning after December 31, 1997, elects to “mark-to-market” his Company shares as of the close of each taxable year, or (3) makes neither election.

          In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain, as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

          As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the

(1)	Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

          If a U.S. shareholder elects to treat the Company as a QEF with respect to his shares therein for his first year he holds his shares during which the Company is a PFIC, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution. Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

          Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

          A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

          Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year for which it is made and all of his subsequent taxable years and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2008 and who files his tax return on the basis of a calendar year may make a QEF election on his 2009 tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on his 2009 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

          A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

          In early 2010, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2009 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form

* For example, the Company paid annual dividends of $2.00, $2.30 and $.90 per share during 2008, 2007 and 2006, respectively, an average per year of $1.7333 per share. Accordingly, any dividends during 2009 in excess of $2.1667 per share (125% of $1.7333) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on “qualified dividend income” that individuals receive and instead will be taxed at rates up to 35%.

8621 to his income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

          Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

          Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

          Computershare Trust Company, N.A. (“Computershare”) has been engaged to offer a dividend reinvestment and stock purchase plan (the “Plan”) to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

          For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the Plan. The price per share of shares purchased for each participant’s account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant’s account.

          For each participant, a service charge of 5% of the combined amount of the participant’s dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

          Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

          Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

          To participate in the Plan, shareholders may not hold their shares in a “street name” brokerage account.

          Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at www.computershare.com or by calling Computer-share’s Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

          The Company is committed to protecting the financial privacy of its shareholders.

          We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

          We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality or nonpublic personal information.

Results of proposals presented at the annual general meeting of shareholders

          The following votes were cast at the Annual General Meeting of Shareholders held on February 17, 2009:

Election of Directors
	For	Against	Abstain

David J. Christensen	5,407,286	122,248	36,446
Phillip Goldstein	5,352,081	163,141	50,758
Andrew Pegge	5,384,311	141,520	40,149
Robert A. Pilkington	5,414,616	115,140	36,224
Julian Reid	5,383,720	136,175	46,085

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Ernst & Young LLP	5,313,118	67,865	184,997

Proxy voting

          The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2008 is available on the Company’s website at www.asaltd.com and on the Securities and Exchange Commission’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

Form N-Q

          The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

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DIRECTORS

JULIAN REID, Chairman, Non Executive
(UNITED KINGDOM)

DAVID J. CHRISTENSEN
(U.S.A.)

PHILLIP GOLDSTEIN
(U.S.A.)

ANDREW PEGGE
(UNITED KINGDOM–ISLE OF MAN)

ROBERT A. PILKINGTON
(U.S.A.)

OFFICERS

DAVID J. CHRISTENSEN, President and Chief Executive Officer

LAWRENCE G. NARDOLILLO, Chief Financial Officer and Treasurer

PAUL K. WUSTRACK, JR., Secretary and Chief Compliance Officer

EXECUTIVE OFFICE

11 SUMMER STREET
BUFFALO, NY, 14209 U.S.A.
(800) 432-3378

REGISTERED OFFICE	Semi-Annual Report May 31, 2009

CANON’S COURT
22 VICTORIA STREET
HAMILTON HM12, BERMUDA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP, NEW YORK, NY, U.S.A.

COUNSEL

APPLEBY
HAMILTON, BERMUDA

K&L GATES LLP
WASHINGTON, DC, U.S.A.

CUSTODIAN

JPMORGAN CHASE BANK, BROOKLYN, NY, U.S.A.

FUND ACCOUNTANTS

KAUFMAN ROSSIN FUND SERVICES, LLC, MIAMI, FL, U.S.A.

SHAREHOLDER SERVICES

LGN GROUP, LLC, FLORHAM PARK, NJ 07932, U.S.A.
(973) 377-3535

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.,
525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310, U.S.A.	A Closed-end Fund Specializing in Gold & Other Precious Mineral Investments

WEBSITE—www.asaltd.com

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b)

Following the retirement of Robert J.A. Irwin as Chairman, President and Treasurer of the registrant on February 17, 2009, David J. Christensen, currently President and Chief Executive Officer of the registrant, became solely responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen previously shared responsibility for the day-to-day management of the registrant’s portfolio with Mr. Irwin.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in

Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                           There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 23, 2009.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Limited

Date: August 5, 2009	By:	/s/ David J. Christensen

David J. Christensen
President and Chief Executive Officer

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: August 5, 2009	By:	/s/ David J. Christensen

David J. Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 5, 2009	By:	/s/ Lawrence G. Nardolillo

Lawrence G. Nardolillo
Chief Financial Officer and Treasurer
(Principal Financial Officer)